Exhibit 99.1

ASSIGNMENT OF RECEIVABLES IN ADDITIONAL ACCOUNTS
INCLUDED IN BARCLAYS DRYROCK ISSUANCE TRUST

(as required by Section 2.11(c)(v) of the Transfer Agreement)

ASSIGNMENT No. 6 OF RECEIVABLES IN ADDITIONAL ACCOUNTS INCLUDED IN BARCLAYS DRYROCK ISSUANCE TRUST (this “Assignment”), dated as of March 1, 2017, by and between BARCLAYS Dryrock Funding LLC (the “Transferor”), as transferor (the “Transferor”), and BARCLAYS DRYROCK ISSUANCE TRUST (the “Trust”), as issuer, pursuant to the Transfer Agreement referred to below.

W I T N E S S E T H:

WHEREAS, Barclays Dryrock Funding LLC, as Transferor and the Trust are parties to the Amended and Restated Transfer Agreement, dated as of August 1, 2012, as amended and restated as of December 17, 2013 (as further amended, restated, supplemented or otherwise modified from time to time, the “Transfer Agreement”);

WHEREAS, pursuant to the Transfer Agreement, the Transferor wishes to designate Additional Accounts to be included as Accounts and to convey its right, title and interest in, to and under the Receivables of such Additional Accounts, whether existing at the Addition Date or thereafter created, to the Trust pursuant to the Transfer Agreement; and

WHEREAS, the Trust is willing to accept such designation and conveyance subject to the terms and conditions hereof.

NOW, THEREFORE, the Transferor and the Trust hereby agree as follows:

1.                  Defined Terms. All capitalized terms used herein shall have the meanings ascribed to them in the Transfer Agreement unless otherwise defined herein.

“Addition Date” shall mean, with respect to the Additional Accounts, March 1, 2017.

“Additional Accounts” shall mean the Additional Accounts, as defined in the Transfer Agreement, which are designated hereby and listed on the account schedule incorporated herein, which shall supplement and amend the TA Account Schedule.

“Additional Trust Assets” shall have the meaning set forth in Section 3(a) hereof.

“Selection Date” shall mean the close of business on the date that is three (3) Business Days prior to the Addition Date.

2.                  Designation of Additional Accounts. On the Addition Date, the Transferor shall deliver or cause to be delivered to the Trust and the Indenture Trustee an account schedule containing a true and complete list of the Additional Accounts, specifying for each such Additional Account its account number. On or prior to the second Business Day following the Addition Date, the Transferor shall deliver or cause to be delivered to the Trust and the Indenture Trustee a supplement to the account schedule, specifying for each such Additional

Account, the aggregate amount outstanding in such Additional Account. Such account schedule and the related supplement shall specify that the Receivables arising in each such Additional Account have been transferred to the Trust. Such account schedule and the related supplement shall be marked as an account schedule to this Assignment and are hereby incorporated into and made part of this Assignment, and shall supplement and amend the TA Account Schedule to the Transfer Agreement.

3.                  Conveyance of Receivables. (a) The Transferor does hereby transfer, assign, set over and otherwise convey to the Trust, without recourse except as provided in the Transfer Agreement, all of its right, title and interest, whether now owned or hereafter acquired, in, to and under (i) the Receivables existing at the opening of business on the Addition Date and thereafter created and arising in the Additional Accounts (including Related Accounts with respect to such Additional Accounts), (ii) all Insurance Proceeds, Interchange and Recoveries allocable to such Receivables, (iii) all monies due or to become due with respect to all of the foregoing, (iv) all amounts received with respect to all of the foregoing, and (v) all proceeds thereof (collectively, the “Additional Trust Assets”). The foregoing does not constitute and is not intended to result in the creation or assumption by the Trust, the Owner Trustee, the Indenture Trustee or any Noteholders of any obligation of the Servicer, the Transferor or any other Person in connection with the Additional Trust Assets or under any agreement or instrument relating thereto, including any obligation to Obligors, merchants clearance systems or insurers. Each Additional Account will continue to be owned by BBD and will not be an Additional Trust Asset.

(b)               If necessary, the Transferor agrees to file, at its own expense, all financing statements (and amendments to such financing statements when applicable) with respect to the Additional Trust Assets meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect, and maintain perfection and priority of, the transfer, assignment, set-over or other conveyance of its interest in such Additional Trust Assets to the Trust and to deliver file-stamped copies of each such financing statement or amendment or other evidence of such filing to the Trust and the Indenture Trustee as soon as practicable after the Addition Date. Neither the Trust nor the Indenture Trustee shall be under any obligation whatsoever to file such financing statements or amendments to statements or to make any filing under the UCC in connection with such transfer, assignment, set-over or other conveyance.

(c)                The Transferor further agrees, at its own expense, on or prior to the Addition Date, to indicate in the appropriate computer files that all Receivables created in connection with the Additional Accounts and the related Additional Trust Assets have been conveyed to the Trust pursuant to the Transfer Agreement and this Assignment by including as the first three characters in the securitization field of such computer files the code “DRY” and including immediately thereafter the code “000-900” for each such Additional Account.

(d)               The parties to this Assignment intend that the conveyance of Additional Trust Assets pursuant to this Assignment constitute an absolute sale, and not a secured borrowing. Nevertheless, this Assignment also shall constitute a security agreement under applicable law, and the Transferor hereby grants to the Trust a first priority

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perfected security interest in all of the Transferor’s right, title and interest, whether now owned or hereafter acquired, in, to and under the Additional Trust Assets, and all money, accounts, general intangibles, chattel paper, instruments, documents, goods, investment property, deposit accounts, letters of credit and letter-of-credit rights consisting of, arising from or related to the Additional Trust Assets, and all proceeds thereof, to secure the Transferor’s obligations hereunder.

4.                  Acceptance by Trust. The Trust hereby acknowledges its acceptance of all right, title and interest in, to and under the Additional Trust Assets conveyed to the Trust pursuant to Section 3(a) of this Assignment.

5.                  Representations and Warranties of the Transferor. The Transferor hereby acknowledges on the Addition Date that it makes the representations and warranties in Section 2.3 and Section 2.4 of the Transfer Agreement with respect to itself and the Additional Accounts.

6.                  Consent to Execution. Pursuant to the Trust Agreement, the Transferor consents to the execution hereof by the Owner Trustee for the Trust.

7.                  Ratification of the Transfer Agreement. The Transfer Agreement is hereby ratified, and all references to the “Transfer Agreement,” to “this Transfer Agreement” and “herein” shall be deemed from and after the Addition Date to be a reference to the Transfer Agreement as supplemented and amended by this Assignment. Except as expressly amended hereby, all the representations, warranties, terms, covenants and conditions of the Transfer Agreement shall remain unamended and shall continue to be, and shall remain, in full force and effect in accordance with its terms and, except as expressly provided herein shall not constitute or be deemed to constitute a waiver of compliance with or a consent to noncompliance with any term or provision of the Transfer Agreement.

8.                  Counterparts. This Assignment may be executed in any number of counterparts (and by different parties on separate counterparts), all of which taken together shall constitute one and the same instrument.

9.                  Governing Law. This Agreement will be construed in accordance with and governed by the laws of the State of New York, including Section 5-1401 of the General Obligations Law, without reference to its conflict of law provisions and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

10.              Incorporation of Section 6.15 of the Transfer Agreement. The language of Section 6.15 of the Transfer Agreement is incorporated herein by reference.

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IN WITNESS WHEREOF, the Transferor and the Trust have caused this Assignment to be duly executed by their respective officers as of the day and year first above written.

BARCLAYS DRYROCK FUNDING LLC,
as Transferor

By:	/s/ Deepesh Jain
Name: Deepesh Jain Title: Vice President and Treasurer

BARCLAYS DRYROCK ISSUANCE TRUST

By:	WILMINGTON TRUST, NATIONAL ASSOCIATION, not in its individual capacity but solely as Owner Trustee on behalf of the Trust

By:	/s/ Rachel Simpson
Name: Rachel Simpson Title: Vice President

ACCEPTED AND ACKNOWLEDGED:

U.S. BANK NATIONAL ASSOCIATION, as Indenture Trustee

By:	/s/ Tammy Schultz-Fugh
Name: Tamara Schultz-Fugh Title: Vice President

 [SIGNATURE PAGE TO ASSIGNMENT]

Account Schedule

LIST OF ADDITIONAL ACCOUNTS

File of Additional Accounts (marked as an account schedule to this Assignment) independently delivered to the Trust and the Indenture Trustee and deemed incorporated into and made a part of this Assignment.